Exhibit 10.3



                               GUARANTY AGREEMENT


     THIS  GUARANTY  AGREEMENT  (the "Agreement") is entered into this 13 day of
                                                                       --
January, 2006, by DAVID R. KRAFT and VICTORIA L. KRAFT, (the "GUARANTOR"), and in favor of TELESIS TECHNOLOGY CORPORATION, a Florida corporation, (the "LENDER"), and is made in reference to the following facts:

     (A) On or about even date herewith, GLOBAL TECHNOLOGY COMPONENTS, LLC, a Florida limited liability company, (the "Borrower"), has executed and delivered or will execute and deliver to the Lender a certain Promissory Note (the "Note") and Security Agreement (the "Security Agreement"), encumbering the business assets described in said Security Agreement, to evidence a principal indebtedness of ONE HUNDRED SIXTY-FIVE THOUSAND and NO/100 DOLLARS ($165,000.00).

     (B) As a condition to making the loan evidenced by the Note, the Lender requires that the Guarantor execute and deliver this Guaranty Agreement to the Lender.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable considerations, and to induce the Lender to make the loan referenced above, the Guarantor, jointly and severally with Borrower and all other guarantors, do hereby covenant and agree as follows:

     1. RECITALS. The parties agree that the statements contained in the recitals of fact set forth above (the "Recitals") are true and correct and the Recitals by this reference are made a part of this Agreement.

     2. GUARANTY. Guarantor does hereby irrevocably and unconditionally personally guarantee to the Lender the prompt payment of ONE HUNDRED SIXTY-FIVE THOUSAND and NO/I00 DOLLARS ($165,000.00), of the principal of the loan, all of the interest on the loan, and any advancements made pursuant to the terms of the Note and Security Agreement, as well as the performance and observance by Borrower of the terms, conditions, covenants, stipulations and agreements of the Security Agreement and any other instrument of security securing the Note or any other instrument executed in connection with the loan evidenced by the Note (the "Instruments of Security"), including any extensions, modifications, renewals or amendments of any such Instrument of Security, which has been executed or will hereafter be executed by Borrower in favor of Lender.

     3. INDEMNITY. Guarantor does agree to indemnify and save harmless the Lender from and against all reasonable costs, expenses and attorney fees that may be incurred by the Lender in connection with the collection or enforcement of the Note, Security Agreement, Instruments of Security or this Agreement, including but not limited to reasonable attorneys' fees and costs, as well as such fees and costs on any appeal, in any bankruptcy proceedings and in any post judgment proceedings.

     4. DEFAULT. A default under the Note shall be and constitute a default under any and all other notes or other evidence of indebtedness and any instruments of security for such note in which Guarantor is liable and of which the Lender is the holder. The Lender is hereby granted a lien upon and a security interest in all property of Guarantor now or at any time hereafter in the possession of the Lender in any capacity whatsoever, including but not limited to any balance or share of any deposit, trust, or agency account as security for the payment of the Note, and the Lender is hereby authorized to apply, on or after maturity (whether by acceleration or otherwise) to the payment of this debt any such funds or property in possession of the Lender belonging to Guarantor, in such order of application as Lender may from time to time elect, without advance notice.

     5. ENFORCEMENT. The Lender may enforce the provisions hereof from time to time as often as occasion therefor may arise. Lender shall not be required to first exercise any rights against any other person or party primarily or secondarily liable in respect to the loan or the obligations of Guarantor hereunder and shall not be required first to initiate, pursue or exhaust any remedies available to Lender against any other person or party or to resort to or enforce any security in its possession or under its control. Guarantor is jointly and severally liable on the Note, Security Agreement and all other Instruments of Security along with the Borrower and all other guarantors thereof.

     6. WAIVER. No course of dealing, delay or omission on the part of the Lender in exercising or enforcing any of its rights or remedies under the Note, Security Agreement, Instruments of Security or hereunder shall impair or be prejudicial to the rights and remedies of the Lender hereunder and the enforcement hereof The Lender may extend, modify or postpone the time and manner of payment and performance of the Note, Security Agreement, Instruments of Security and this Agreement, and may make advances and disbursements under the Note, Security Agreement and Instruments of Security, all without notice to or consent by the Guarantor and without thereby releasing, discharging or diminishing Lender's rights and remedies against the Guarantor hereunder. Guarantor waives each and every one of the following: notice of acceptance of this Agreement; notice of occurrence of any default under the Note, Security Agreement, Instruments of Security, or hereunder; presentment; demand; protest; and notices of any and all action at any time taken or omitted by the Lender in connection with the loan or this Agreement.

     7. FLORIDA LAW. This Guaranty Agreement is delivered in the State of Florida and shall be construed according to the laws of Florida and shall inure to the benefit of and be enforceable by the Lender and its successors and assigns as holder and owner of the Note, Security Agreement and Instruments of Security, and shall be enforceable against and binding upon Guarantors and Guarantors' representatives, successors and assigns.

     IN WITNESS WHEREOF, the Guarantor has executed this Agreement on the day and year first above written.



                                                   /s/ David R. Kraft
                                                   -----------------------------
                                                   DAVID R. KRAFT


                                                   /s/ Victoria L. Kraft
                                                   -----------------------------
                                                   VICTORIA L. KRAFT